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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 21, 2000, in this Registration Statement (Form S-1) and related Prospectus of Applied Science Fiction, Inc. for the registration of its common stock.


                                           /s/ Ernst & Young LLP


Austin, Texas
February 1, 2000